Derivative Liability	3 Months Ended
Mar. 31, 2014
Derivative Liability [Abstract]
Derivative Liability

6. Derivative Liability

In connection with the first tranche of the 2014 Financing Transactions, the Company issued 2,898,030 common units, each unit consisting of one share of common stock and one warrant to purchase one share of common stock (see Note 2), and recorded a derivative liability related to down-round protection provided to the stockholders in the event that the Company does another offering of units, similar to those issued in the 2014 Financing Transactions, at a price below $1.00 per share. The down-round provision expires upon the earlier of the effectiveness of a registration statement with the SEC or one year after the issuance date. With the assistance of a third-party valuation specialist, the Company valued the derivative liability pursuant to the accounting guidance of ASC 820-10, Fair Value Measurements.

Fair values for warrants and common stock are determined using the Monte-Carlo Simulation Model valuation technique. The Monte-Carlo Simulation Model valuation model provides for dynamic assumptions regarding volatility and risk-free interest rates within the total period to expected conversion. In addition, management assessed the probabilities of future financing assumptions.

As defined in FASB ASC 820-10, fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, FASB ASC 820-10 establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1	Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities.

Level 2	Other inputs that are observable directly or indirectly, such as quoted prices for similar assets and liabilities or market corroborated inputs.

Level 3	Unobservable inputs that are used when little or no market data is available, which require the Company to develop its own assumptions about how market participants would value the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosure each quarter. Assets and liabilities measured at fair value on a recurring basis as of March 31, 2014 are summarized as follows:

	Fair Value as of March 31, 2014
	Level 1	Level 2	Level 3	Total

Derivative liability	$—	$—	$99,344	$99,344

The following table presents the fair value reconciliation of Level 3 liabilities measured at fair value on a recurring basis during the three months ended March 31, 2014.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Derivative
Beginning balance, December 31, 2013	$—
Issuances:
Derivatives liability related to down-round provision of common stock units	99,344

Ending balance, March 31, 2014	$99,344

Given the nature of the derivative liability, the carrying amount of $99,344 as of March 31, 2014, was derived from Level 3 inputs and represent management’s best estimate of fair value.